Hexis Active Nicotine Engagement ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 59.4%	Shares		Value
Specialty Retail - 2.1%
Haypp Group AB (a)(c)	2,256		$ 32,108

Tobacco - 57.3% (b)
Altria Group, Inc.	954		68,640
British American Tobacco PLC	3,882		240,832
Imperial Brands PLC(c)	5,286		195,554
Japan Tobacco, Inc. – ADR(a)	3,771		69,311
KT&G Corp.(c)	246		26,945
Philip Morris International, Inc.	1,344		243,143
RLX Technology, Inc. - ADR	6,972		13,247
Scandinavian Tobacco Group AS (c)	1,386		14,090
Smoore International Holdings Ltd. (c)	6,000		5,371
Turning Point Brands, Inc.	90		7,633
			884,766
TOTAL COMMON STOCKS (Cost $913,505)			916,874

EXCHANGE TRADED FUNDS - 1.9%	Shares		Value
State Street SPDR Portfolio Developed World ex-US ETF	306		15,419
State Street SPDR S&P 500 ETF Trust	18		13,442
TOTAL EXCHANGE TRADED FUNDS (Cost $28,234)			28,861

SHORT-TERM INVESTMENTS – 37.7%	Shares		Value
Money Market Funds - 37.7%
First American Treasury Obligations Fund - Class X, 3.58% (d)(e)	582,790		582,790
TOTAL SHORT-TERM INVESTMENTS (Cost $582,790)			582,790

TOTAL INVESTMENTS - 99.0% (Cost $1,524,529)			1,528,525
Other Assets in Excess of Liabilities - 1.0%		0.01016	15,688
TOTAL NET ASSETS - 100.0%			$ 1,544,213

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC – Public Liability Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $274,068 or 17.7% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Hexis Active Nicotine Engagement ETF
Schedule of Total Return Swap Contracts
June 30, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
Altria Group, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 1.00%	Termination	06/07/2027		$ 53,963	$ 402
British American Tobacco PLC	Cantor Fitzgerald & Co.	Receive	OBFR + 1.00%	Termination	06/07/2027		154,153	2,401
Imperial Brands PLC	Cantor Fitzgerald & Co.	Receive	OBFR + 1.00%	Termination	06/07/2027		117,054	(2,168)
Philip Morris International, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 1.00%	Termination	06/07/2027		218,177	8,025
Net Unrealized Appreciation (Depreciation)						0	0	8,660

There are no upfront payments or receipts associated with total return swaps in the Fund as of June 30, 2026.

OBFR - Overnight Bank Funding Rate was 3.63% as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Hexis Active Nicotine Engagement ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 916,874	$ –	$ –	$ 916,874
Exchange Traded Funds	28,861	–	–	28,861
Money Market Funds	582,790	–	–	582,790
Total Investments	$ 1,528,525	$ –	$ –	$ 1,528,525

Other Financial Instruments:
Total Return Swaps *	$ –	$ 10,828	$ –	$ 10,828
Total Other Financial Instruments	$ –	$ 10,828	$ –	$ 10,828

Liabilities:
Other Financial Instruments:
Total Return Swaps *	$ –	$ (2,168)	$ –	$ (2,168)
Total Other Financial Instruments	$ –	$ (2,168)	$ –	$ (2,168)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2026.

As of the period ended June 30, 2026, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments and Schedule of Total Return Swap Contracts for further information on the classification of investments.